Exhibit-10.48

AMENDMENT NO. 2 TO MASTER SERVICES AGREEMENT

This amendment no. 2 (the “Amendment No. 2”) to the Master Services Agreement by and between X4 Pharmaceuticals, Inc., a Delaware corporation with a business address at 61 North Beacon Street, 4th Floor, Boston, Massachusetts 02134 (“X4”), and Aptuit (Oxford) Limited an Evotec company, incorporated in England and Wales, having an address at 111 Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, England (the “Company”), dated February 19, 2016 as amended by Amendment No. 1 entered into on on 23rd November 2016 (collectively the “Agreement”), incorporated by reference herein, is effective on 18th February 2021(the “Amendment No. 2 Effective Date”).

Recitals
Whereas, X4 and Company wish to amend the Agreement to, among other things, renew the Term of the Agreement, which expires on February 19, 2021 by this Amendment No. 2; and
Whereas, this Amendment No. 2 sets out and/or refers to the additional terms and conditions upon which such change shall be undertaken.
Now, Therefore, in consideration of the foregoing and the mutual covenants and promises contained in this Amendment No. 2, the Parties hereto agree as follows:

1.Defined terms in the Agreement shall have the same meaning in this Amendment.

2.In accordance with Section 7.4 of the Agreement, which requires that changes to the Agreement be in writing, the Term of the Agreement is renewed for an additional three (3) years, with a new expiration date of February 19, 2024.

3.A new Section 3.5 is added to the end of Section 3 of Agreement as follows:

3.5    Material, Non-Public Information. Each Receiving Party agrees to abide by all securities and related laws, rules and regulations in connection with the use of Confidential Information, including, without limitation, those laws, rules and regulations relating to the receipt, handling and use of material, non-public information (“MNPI”).  Each Receiving Party (on behalf of itself and its Affiliates) agrees that it will not buy or sell common stock or other securities (including, but not limited to,
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Exhibit-10.48
derivatives and options) of the other Party or its Affiliates on the basis of MNPI or otherwise.

4.The business address of X4 is updated to the following:

61 North Beacon Street, 4th Floor, Boston, Massachusetts 02134.

5.Section 5.3(I) of the Agreement shall be deleted in its entirety and replaced with the following:
“(I) NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT OR ANY STATEMENT OF WORK OTHER THAN SECTION 5.3(II) BELOW AND EXCEPT WITH RESPECT TO ANY BREACH OF ARTICLE 3, EITHER PARTY’S LIABILITY, DAMAGE, LOSS OR EXPENSE UNDER THIS AGREEMENT AND ANY STATEMENT OF WORK TO THE OTHER PARTY SHALL BE LIMITED TO TWO TIMES THE AGGREGATE SERVICE FEES PAID FOR THE SERVICES PERFORMED UNDER THE RELEVANT STATEMENT OF WORK. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.”

6.The reference to “the actual or alleged infringement” in Section 5.4 (b) shall be deleted in its entirety and replaced with the following: “the actual and knowing infringement”.
7.Save as otherwise expressly referred to in this Amendment No. 2 the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.

[Remainder of Page Intentionally Left Blank]
In Witness Whereof, the parties hereto have executed this Amendment on the Amendment No. 2 Effective Date.
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Exhibit-10.48

X4 Pharmaceuticals, Inc.	Aptuit (Oxford) Limited
By: /s/ Derek Meisner	By: /s/ Christian Dargel
Printed Name: Derek Meisner	Printed Name: Dr . Christian Dargel
Title: General Counsel	Title: Officers and holders of commerical power of attorney

By: /s/ Enno Spillner
Printed Name: Enno Spillner
Title: Director

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